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                                                                      Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-47001) of NovaCare Employee Services, Inc. of our report dated July 31, 1998 appearing on page 51 of this form 10-K.


PricewaterhouseCoopers LLP

Philadelphia, PA
September 23, 1998